UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2009
                                                         ----------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                        001-33934              26-1294270
-----------------------------       --------------------        ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey                08210
-------------------------------------------------------               -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On January 26, 2009, the Registrant issued a press release reporting a delay in the issuance by the Registrant of its earnings release for the quarter and year ended December 31, 2008, as well as reporting certain financial information about the Registrant's operations for the quarter ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a) Financial Statements of Businesses Acquired. Not applicable

            (b) Pro Forma Financial Information.  Not Applicable

            (c) Shell Company Transactions. Not Applicable

            (d) Exhibits.

                Exhibit No.               Description
                -----------               -----------

                99.1 Press release, dated January 26, 2009, issued by Cape Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CAPE BANCORP, INC.



DATE:  January 27, 2009                By: /s/ Guy Hackney
                                           ------------------------------
                                           Guy Hackney
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.1         Press release, dated January 26, 2009, issued by Cape Bancorp, Inc.